SCUDDER
                                                                   INVESTMENTS



---------------------
BOND/TAX FREE
---------------------

Scudder Managed
Municipal Bonds















Annual Report
May 31, 2001



The fund seeks income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      39   Financial Statements

                      42   Financial Highlights

                      44   Notes to Financial Statements

                      52   Report of Independent Accountants

                      53   Tax Information

                      53   Officers and Trustees

                      54   Account Management Resources

Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
Class AARP                   ticker symbol AMUBX           fund number 166
Class S                      ticker symbol SCMBX           fund number 066
--------------------------------------------------------------------------------

Date of           o    Class S shares of Scudder Managed Municipal Bonds
Inception:             posted a total return of 11.55% for the fund's most
10/14/76               recent fiscal year ended May 31, 2001; the fund's
                       return outpaced the 11.16% return of similar funds as tracked by Lipper, Inc. over the same period.

Total Net         o    For the three-, five-, and ten-year periods ended May
Assets as              31, the fund's total returns placed it in the top 15%
of 5/31/01 --          of similar municipal bond funds, according to
                       Lipper, Inc. (Please see page 9 for more information.)
Class AARP:
$1,470 million    o    As of May 31, 2001, Scudder Managed Municipal Bonds'
                       Class S 30-day net annualized SEC yield was 4.02%,
Class S:               equivalent to a 6.23% taxable yield for investors
$814 million           subject to the 35.5% federal income tax rate.

                  o Scudder Managed Municipal Bonds received an overall Morningstar Rating(TM)of four stars (above-average rating) out of 1,700 tax-free funds as of May 31, 2001.^1



^1 Class S shares received a 4-star Overall Morningstar Rating(TM) in its category, reflecting Morningstar ratings for the following periods as of May 31, 2001: 3-year, 4 stars; 5-year, 4 stars; 10-year, 3 stars. For these periods, there were 1700, 1459 and 456 funds, respectively, in its broad asset class. Ratings are for the S share class only; other classes may vary.

         Source: Morningstar, Inc. as of May 31, 2001. Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund performance below the 90-day T-bill. The Overall Morningstar Rating(TM) is derived from a weighted average of its applicable 3-,5-, and 10-year Morningstar rating metrics. The top 10% of the funds in a rating category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Managed Municipal Bonds' most recent fiscal year ended May 31, 2001. Class S shares of the fund posted a 11.55% total return for the period, and the fund continues to post superior competitive performance, placing it in the top 15% of similar funds over the three-, five- and ten-year periods ended May 31 according to Lipper, Inc. During the period, the fund benefited from its strong weighting in bonds with maturities from five to 15 years, and from its continued emphasis on call protected bonds.

Recent evidence indicates renewed investor interest in tax-exempt securities. In part this traces to investors who have been heavily invested in the stock market in recent years who are seeking additional portfolio stability through diversification. We are confident that investors in higher tax brackets will continue to recognize the potential value of holding some portion of their portfolios in tax-exempt securities, despite the recent passage of a federal tax reduction package.

Scudder Managed Municipal Bonds seeks to provide a high level of income exempt from regular federal income tax. It does this by investing the majority of its assets in municipal securities across the top three grades of credit quality. Municipal bonds held in the fund's portfolio finance public transportation, road and bridge construction, colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers weigh a number of factors against each other, from economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

Thank you for your continued investment in Scudder Managed Municipal Bonds. For current information on the fund or your account, visit us on the Web. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling us toll free.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Managed Municipal Bonds

        --------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S
           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
        --------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                    May 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder Managed         Lehman Brothers
              Municipal Bonds --      Municipal Bond
              Class S                 Index*

       '91         10000                10000
       '92         10980                10983
       '93         12414                12298
       '94         12651                12601
       '95         13721                13749
       '96         14351                14377
       '97         15529                15570
       '98         16958                17032
       '99         17643                17828
       '00         17534                17671
       '01         19560                19819


                           Yearly periods ended May 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                         Total Return
                               Growth of                              Average
Period ended 5/31/2001          $10,000         Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Managed Municipal Bonds -- Class S
--------------------------------------------------------------------------------
1 year                         $  11,155           11.55%               11.55%
--------------------------------------------------------------------------------
5 year                         $  13,626           36.26%                6.38%
--------------------------------------------------------------------------------
10 year                        $  19,555           95.55%                6.94%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $  11,216           12.16%               12.16%
--------------------------------------------------------------------------------
5 year                         $  13,785           37.85%                6.63%
--------------------------------------------------------------------------------
10 year                        $  19,819           98.19%                7.07%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER MANAGED MUNICIPAL BONDS -- CLASS S TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX* TOTAL RETURN (%)

                                  Yearly periods ended May 31

             1992   1993   1994    1995   1996   1997   1998   1999   2000   2001
------------------------------------------------------------------------------------
Class Total
Return (%)    9.80  13.06   1.91   8.45    4.60   8.21   9.20   4.04   -.62  11.55
------------------------------------------------------------------------------------
Index Total
Return (%)    9.83  11.97   2.47   9.11    4.57   8.29   9.39   4.67   -.88  12.16
------------------------------------------------------------------------------------
Net Asset
Value ($)     8.73   9.03   8.45   8.65    8.59   8.82   9.11   8.98   8.43   8.95
------------------------------------------------------------------------------------
Income
Dividends
($)            .52    .50    .46    .48     .45    .46    .46    .45    .46    .44
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)            .12    .29    .31     --      --    .01    .05    .05    .04     --
------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   On July 28, 2000, existing shares of the Fund were redesignated as Class S. In addition, on July 31, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                    May 31, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Hospital/Health Revenue     15%                         Diversification remains
Electric Utility Revenue    12%                           an important strategy
School District General                                  for the fund, allowing
Obligation/Lease            11%                        us to spread risk over a
State General Obligation/                              large number of sectors,
Lease                       11%                                 maturities, and
Water/Sewer Revenue          8%                               geographic areas.
Core Cities General
Obligation/Lease             8%
Other General Obligation/
Lease                        5%
County General Obligation/
Lease                        4%
Port/Airport Revenue         4%
Miscellaneous Municipal     22%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                             Overall portfolio
AAA*                        86%                          quality remains high,
AA                           7%                          with over 90% of fund
A                            3%                             assets rated AA or
BBB                          1%                                        higher.
Not Rated                    3%
------------------------------------
                           100%
------------------------------------
Weighted average quality: AAA
* Includes Cash Equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                           As a "risk managed"
                                                         fund, Scudder Managed
0 < 5 years                 17%                         Municipal Bonds uses a
5 < 10                      46%                       variety of techniques to
10 < 15                     25%                        attempt to reduce price
Greater than 15 years       12%                          volatility, including
--------------------------------                         taking a conservative
                           100%                          position on effective
--------------------------------                       maturity and purchasing
Weighted average effective                               premium coupon bonds.
maturity: 9.64 years



For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2001

                     Dear Shareholders,

                     Five interest rate reductions by the Federal Reserve Board between January and May 2001 sparked a rally by short- and intermediate-term municipal securities during Scudder Managed Municipal Bonds' most recent fiscal year. Class S shares of the fund posted an 11.55% total return over the fund's most recent fiscal year ended May 31, 2001. The fund also placed in the top 15% of similar municipal bond funds for total return performance over the three-, five- and ten-year periods ended May 31, according to Lipper, Inc. The fund's 12-month return outpaced the 11.16% average return of its 274 peers as defined by Lipper.

                     As of May 31, 2001, Scudder Managed Municipal Bonds received a four-star (above-average) rating from Morningstar (see page 2 for additional information). Please turn to the Performance Update on page 6 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                     Market Environment

                     By the close of 2000, most economic releases confirmed that U.S. economic growth had slowed considerably. Declines in stock market averages, higher unemployment, sliding retail sales, and slumping corporate earnings prompted the Federal Reserve Board (the Fed) to cut interest rates five times during the period from January 3 to May 15. The magnitude of the cuts in such a short

--------------------------------------------------------------------------------
Solid Competitive Performance
(Average annual returns for periods ended May 31, 2001)
--------------------------------------------------------------------------------

                Scudder          Lipper
           Managed Municipal    Average
                 Bonds           Annual                  Number of    Percentile
Period           Return          Return     Rank       Funds Tracked   Ranking
--------------------------------------------------------------------------------
1 Year           11.55%          11.16%    103    of       274         Top 38%
3 Years           4.86%           3.59%     11    of       236          Top 5%
5 Years           6.38%           5.47%     12    of       187          Top 7%
10 Years          6.94%           6.38%     10    of        85         Top 12%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Performance pertains to Class S shares.

                     period was unprecedented, and arose from the Fed's concern that the pace of the late 2000 economic slowdown could lead to a recession (i.e., two consecutive quarters of a decline in U.S. GDP, or Gross Domestic Product, a measure of the value of all goods and services produced during those quarters).

                     Treasury securities -- which typically react faster than other fixed income securities to changes in the interest rate environment -- began a rally in advance of the Fed's moves. The municipal bond market waited until the first cuts took place, then staged its own rally. Over the 12-month period ended May 31, yields of 10-year municipal bonds declined more than 88 basis points and their prices increased 6.81%. By contrast, yields of 10-year Treasury bonds declined 89 basis points and their prices increased 6.59% during the period. During the first five months of 2001, municipal bond yield declines (and resulting bond price increases) were partially offset by a 41% increase in the supply of tax-free bonds compared with the first five months of 2000, due to increases in bond issuance and bond refundings (where state agencies and municipalities essentially refinance and reissue bonds at a lower interest rate).

                     Portfolio Strategy

                     Over the 12-month period ended May 31, we positioned the majority of Scudder Managed Municipal Bonds' holdings in the five- to 15-year bond maturity range. Because that portion of the municipal bond yield curve (see glossary on page 15) strongly benefited from interest rate reductions during the period, the fund performed well.

                     Two other elements of our longer-term strategy remained the same during the period:

                     o Focus on premium "cushion" bonds (high yielding bonds trading at a premium to face value that can be "called" (redeemed) prior to maturity). We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment.

                     o Emphasize call protection. Within our call protection strategy, the fund regularly holds a significant percentage of bonds in its portfolio that cannot be redeemed by the issuer before the bond's maturity date. (Bond issuers with call provisions on a bond often redeem a bond early if interest rates decline.) Holding a significant number of call-protected bonds has helped the fund provide a steadier stream of income that is less subject to fluctuations in interest rates.

                     As a "risk-managed" fund, Scudder Managed Municipal Bonds uses a variety of techniques in an attempt to reduce price volatility, including maintaining a high level of portfolio quality, taking a conservative position on portfolio duration, and (as stated above) purchasing premium coupon bonds. As of May 31, the fund's average duration was 7.60 years.

                     Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of May 31, the fund held securities issued in 37 states plus the District of Columbia, the Virgin Islands, and Puerto Rico. The Portfolio Summary on page 8NO TAG provides more information about the fund's holdings, including quality, maturity, and sector representation.

                     Outlook

                     The Federal Reserve's recent policy of attempting to stave off recession through interest rate cuts has been aggressive, and the Fed will likely continue to pursue it as needed. We believe the policy will be effective, and should strongly benefit municipal bonds across the maturity spectrum. Because yields of intermediate-maturity municipal bonds

* One way of assessing a fund's level of risk -- and therefore its level of price sensitivity to changes in interest rates -- is through the measurement of "duration." Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates. Therefore, the price of a municipal bond fund with a duration that is shorter than that of a similar fund will tend to decline less when interest rates rise.

                     have already come down substantially, we think that the most attractive opportunities over the coming months will come from extending the fund's maturity slightly to benefit from yield declines in longer-term bonds. We will also explore purchasing select investment grade (rated BBB or higher) tax-exempt bonds in California (the fund has been underweighted there), where the ongoing power crisis has depressed the prices of most California municipal bonds, often to disproportionately cheap levels. We believe Scudder Managed Municipal Bonds remains an attractive investment for those seeking a high level of income free from federal income taxes.

                     Sincerely,

                     Your Portfolio Management Team

                     /s/Philip G. Condon                 /s/Ashton P. Goodfield

                     Philip G. Condon                    Ashton P. Goodfield

                     Scudder Managed Municipal Bonds:
                     A Team Approach to Investing

                     Scudder Managed Municipal Bonds is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                     Co-lead Portfolio Managers Philip G. Condon and Ashton P. Goodfield have responsibility for the fund's day-to-day management and investment strategies.

                     Mr. Condon, who joined the Advisor in 1983 and the team in 1990, has 23 years of investment industry experience.

                     Ms. Goodfield, who joined the Advisor in 1986 and the team in 1998, has 15 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

   Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

          Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

    Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

Taxable Equivalent  The level of yield a fully taxable instrument would have to
             Yield provide to equal that of a tax-free municipal bond on an after-tax basis.

  30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

       Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                          as of May 31, 2001
--------------------------------------------------------------------------------

                                                               Principal
                                                               Amount ($)  Value ($)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.1%
-------------------------------------------------------------------------------------

 New York 0.0%
 New York, NY, General Obligation, Series B, Daily Demand
    Note, 3.25%, 10/1/2021* ...............................   1,500,000    1,500,000
 Texas 0.1%
 Grapevine, TX, Industrial Development Authority Corp.,
    Revenue Bonds, 3.1%, 12/1/2024* .......................   1,900,000    1,900,000

-------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $3,400,000)                   3,400,000
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.9%
-------------------------------------------------------------------------------------

 Alaska 3.6%
 North Slope Borough, AK, General Obligation:
    Series 1994 B, Zero Coupon, 6/30/2004 (b) .............  30,500,000   27,116,635
    Series 1994 B, Zero Coupon, 6/30/2005 (b) .............  43,800,000   37,140,648
    Series 1995 A, Zero Coupon, 6/30/2006 (b) .............  11,000,000    8,882,830
    Series 1997 A, Zero Coupon, 6/30/2008 (b) .............   7,000,000    5,079,200
    Series 2000 B, Zero Coupon, 6/30/2011 (b) .............   5,000,000    3,062,850
 Arizona 0.9%
 Arizona Municipal Finance Program, Certificate of
    Participation, Series 25, 7.875%, 8/1/2014 (b) ........   3,500,000    4,459,805
 Arizona School Facilities Board Revenue, State School
    Improvement, 5.5%, 7/1/2015 (d) .......................   3,000,000    3,160,050
 Maricopa County, AZ:
    School District #28, Kyrene Elementary School,
      Series 1993 B, Zero Coupon, 1/1/2006 (b) ............   4,905,000    4,070,610
    Unified School District #41, Gilbert School, Zero
      Coupon, 1/1/2005 (b) ................................   5,280,000    4,591,066
 Phoenix, AZ, Civic Improvement Corp., Wastewater
    System Revenue, 6%, 7/1/2011 (b) ......................   4,105,000    4,608,437
 California 5.2%
 Alameda County, CA, Certificate of Participation,
    Santa Rita Jail Project, 5.375%, 6/1/2009 (b) .........   5,000,000    5,418,650
 Banning, CA, Wastewater, Certificate of Participation:
    Water System Improvement Project, Series 1989, 8%,
      1/1/2019 (b) ........................................     960,000    1,246,090
    Water System Reference & Improvement Project,
      Series 1989, 8%, 1/1/2019 (b) .......................   1,080,000    1,370,336
 California General Obligation:
    Series 1989, 6.25%, 10/1/2007 (b) .....................   4,000,000    4,523,960
    Series 1990, 6.25%, 4/1/2008 (b) ......................   5,000,000    5,652,150

    The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                            Amount ($)  Value ($)
----------------------------------------------------------------------------------
   Series 1991, 6.6%, 2/1/2009 (b) .....................   15,600,000   18,008,172
California Housing Finance Agency, Multi-Unit Rental
   Housing Revenue, Series 1992 A, 7.7%, 8/1/2010 ......    1,000,000    1,049,140
California State Public Works Board, Lease Revenue,
   Series A, 6.3%, 12/1/2006 (b) .......................    8,095,000    9,110,194
California Statewide Community Development Authority,
   Certificate of Participation, Lutheran Homes,
   Series 1993, 5.5%, 11/15/2008 .......................    2,250,000    2,464,920
Foothill Eastern Transportation Corridor Agency, CA,
   Toll Road Revenue:
     Series 1995 A, Step-up Coupon, ETM, 0% to 1/1/2005,
       7.05% to 1/1/2009** .............................    5,000,000    4,681,400
     Series 1995 A, Step-up Coupon, Prerefunded,
       1/1/2010, 0% to 1/1/2005, 7.1% to 1/1/2011 (c) ..    4,000,000    3,845,680
     Series 1995 A, Step-up Coupon, Prerefunded,
       1/1/2010, 0% to 1/1/2005, 7.1% to 1/1/2012 (c) ..    4,000,000    3,845,680
     Series 1995 A, Step-up Coupon, Prerefunded,
       1/1/2010, 0% to 1/1/2005, 7.15% to 1/1/2014 (c) .    6,250,000    6,020,625
     Series 1995 A, Zero Coupon, 1/1/2015 ..............   11,000,000    5,531,790
Los Angeles County, CA, Capital Asset Leasing, 6%,
   12/1/2006 (b) .......................................    9,000,000   10,014,570
Los Angeles County, CA, Certificate of Participation,
   Disney Parking Project:
     Series 1993, Zero Coupon, 9/1/2007 ................    4,030,000    3,028,263
     Series 1993, Zero Coupon, 9/1/2009 ................    5,425,000    3,622,652
Madera County, CA, Certificate of Participation,
   Valley Childrens Hospital, 6.5%, 3/15/2010 (b) ......    2,840,000    3,290,112
Oakland, CA, Redevelopment Agency, Tax Allocation,
   6%, 2/1/2007 (b) ....................................    2,000,000    2,218,540
Roseville, CA, Unified High School District,
   General Obligation:
     Series 1995 B, Zero Coupon, 8/1/2010 (b) ..........    1,830,000    1,206,684
     Series 1995 B, Zero Coupon, 8/1/2015 (b) ..........    1,000,000      484,240
San Diego County, CA, Water Authority Revenue,
   Certificate of Participation:
     5.632%, 4/25/2007 (b) .............................    6,300,000    6,821,136
     5.68%, 4/22/2009 (b) ..............................    4,500,000    4,950,000
San Francisco, CA, Bay Area Rapid Transit District,
   Sales Tax Revenue Refunding, 6.75%, 7/1/2010 (b) ....    2,000,000    2,369,300
San Joaquin, CA, Certificate of Participation,
   County Public Facilities Project, Series 1993,
   5.5%, 11/15/2013 (b) ................................    3,895,000    4,222,531
San Joaquin, CA, Revenue, Capital Appreciation,
   Series 1997 A, Zero Coupon, 1/15/2012 (b) ...........    5,000,000    2,997,600


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)  Value ($)
-----------------------------------------------------------------------------------
Colorado 1.9%
Colorado Department of Transportation Revenue, 6%,
   6/15/2010 (b) ........................................    8,680,000    9,730,454
Colorado Health Facilities Authority Revenue, Portercare
   Adventist Health, 6.5%, 11/15/2031 ...................    1,500,000    1,486,185
Colorado Housing Finance Authority Revenue,
   Multi-Family Mortgage:
     Series 1992, 8.1%, 10/1/2005 .......................    2,030,000    2,141,772
     Series 1992, 8.15%, 10/1/2006 ......................    2,145,000    2,264,455
     Series 1992, 8.25%, 10/1/2010 ......................    1,940,000    2,050,502
     Series 1992, 8.25%, 10/1/2011 ......................    1,680,000    1,775,693
     Series 1992, 8.25%, 10/1/2012 ......................    1,945,000    2,055,787
     Series 1992 A, 8.15%, 10/1/2007 ....................    2,320,000    2,449,201
     Series 1992 A, 8.2%, 10/1/2008 .....................    2,510,000    2,651,388
     Series 1992 A, 8.2%, 10/1/2009 .....................    2,725,000    2,878,499
Denver CO, City & County Airport Revenue, Inverse
   Floating Rate Note, 8.666%, 11/15/2013*** ............    5,000,000    5,836,050
Denver, CO, Urban Renewal Authority, Tax Increment
   Revenue, Pavilions-Convention, AMT, Series 1989,
   7.5%, 9/1/2004 .......................................      760,000      789,617
Mesa County, CO, Residual Revenue, Single Family
   Housing, ETM, Series 1992, Zero Coupon,
   12/1/2011** ..........................................   11,435,000    6,934,984
District of Columbia 5.2%
District of Columbia, Certificate of Participation:
   Series 1993, 6.875%, 1/1/2003 (b) ....................      950,000      974,291
   Series 1993, 7.3%, 1/1/2013 ..........................    1,000,000    1,052,480
District of Columbia, General Obligation:
   Prerefunded 8/1/1999, 6.5%, 6/1/2010 (b) (c) .........    1,095,000    1,269,236
   Series 1989 B, Zero Coupon, 6/1/2003 (b) .............    2,000,000    1,866,620
   Series 1993 B, 5.5%, 6/1/2008 (b) ....................    3,225,000    3,463,843
   Series 1999 B, Inverse Floating Rate Note, 7.775%,
     6/1/2010*** ........................................   12,500,000   14,343,000
   Series B, 5.4%, 6/1/2006 (b) .........................   15,000,000   15,973,200
   Series B, 5.5%, 6/1/2007 (b) .........................   23,000,000   24,653,240
   Series B, 5.5%, 6/1/2008 (b) .........................   11,300,000   12,136,878
   Series B, 5.5%, 6/1/2012 (b) .........................    1,050,000    1,125,705
   Series B1, 5.5%, 6/1/2009 (b) ........................    2,840,000    3,051,722
   Series B3, 5.4%, 6/1/2006 (b) ........................   10,000,000   10,648,800
   Series B3, 5.5%, 6/1/2009 (b) ........................   16,150,000   17,353,982
District of Columbia, Series B, Prerefunded, ETM, 6.125%,
   6/1/2003** (b) (c) ...................................    2,810,000    2,951,483

    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)  Value ($)
-------------------------------------------------------------------------------------
District of Columbia:
   ETM, 6.5%, 6/1/2010 (b) ................................    1,175,000    1,350,627
   Series B, 6.125%, 6/1/2003 (b) .........................    1,095,000    1,146,695
District of Columbia, Water and Sewer Authority,
   Public Utility Revenue, Series 1998, 5.5%, 10/1/2023 (b)    5,000,000    5,206,550
Florida 0.5%
Palm Beach County, Florida, Airport System Revenue:
   5.75%, 10/1/2012 (b) (d) ...............................    5,000,000    5,349,650
   5.75%, 10/1/2013 (b) (d) ...............................    5,000,000    5,333,200
Georgia 2.1%
Atlanta, GA, Airport Revenue, General Obligation:
   Series C, AMT, 6%, 1/1/2011 (b) ........................    7,375,000    8,103,134
   Series C, AMT, 6.125%, 1/1/2012 (b) ....................    7,735,000    8,513,992
Burke County, GA, Development Authority, Pollution
   Control Revenue, Vogtle Project, Prerefunded 1/1/2003,
   7.7%, 1/1/2006 (c) .....................................    5,000,000    5,485,900
Cobb County, GA, Kennestone Hospital Authority,
   Series A, 5.625%, 4/1/2011 (b) .........................    2,305,000    2,488,155
Georgia Municipal Electric Authority, Power Revenue:
   Series 1991 V, 6.5%, 1/1/2012 (b) ......................    5,000,000    5,763,800
   Series 1997 X, 6.5%, 1/1/2012 (b) ......................    3,500,000    4,034,660
   Series 1998 Y, 6.4%, 1/1/2013 (b) ......................    3,305,000    3,796,883
   Series 1998 Y, Prerefunded, ETM, 6.4%,
     1/1/2013** (b) (c) ...................................      195,000      225,079
   Series 2000, RITES-PA 786, Inverse Floating Rate Note,
     9.387%, 1/1/2016*** ..................................    4,600,000    5,986,210
Macon-Bibb County, GA, Hospital Authority,
   Medical Center of Central Georgia, Series C, 5.25%,
   8/1/2011 (b) ...........................................    3,000,000    3,150,510
Hawaii 1.4%
Hawaii State, General Obligation:
   Airport Systems Revenue, 6.5%, 7/1/2013 (b) ............    6,680,000    7,517,004
   Series CT, 5.7%, 9/1/2013 (b) ..........................   18,095,000   19,397,659
   Series CU, 5.875%, 10/1/2014 (b) .......................    1,500,000    1,621,815
   Series CU, 5.875%, 10/1/2015 (b) .......................    2,855,000    3,066,812
Illinois 18.3%
Central Lake County, IL, Joint Action Water Agency:
   Series 1991, Zero Coupon, 5/1/2004 (b) .................    2,445,000    2,188,886
   Refunding Revenue, Zero Coupon, 5/1/2002 (b) ...........    2,245,000    2,182,544
Chicago, IL, General Obligation:
   6.25%, 1/1/2011 (b) ....................................    3,000,000    3,396,180

    The accompanying notes are an integral part of the financial statements.

                                                                Principal
                                                                Amount ($)  Value ($)
--------------------------------------------------------------------------------------
   Board of Education, Lease:
     Series A, 6%, 1/1/2016 (b) .............................   11,025,000   12,259,359
     Series A, 6.25%, 1/1/2010 (b) ..........................   11,550,000   12,971,112
     Series 1992 A, 6.25%, 1/1/2015 (b) .....................   28,725,000   32,675,262
     Series 1996, 6.25%, 12/1/2011 (b) ......................    1,600,000    1,827,232
   Certificate of Participation:
     Emergency Telephone Systems, Series 1993, 5.6%,
       1/1/2009 (b) .........................................    7,200,000    7,846,128
   Series A, 5.375%, 1/1/2013 (b) ...........................   15,410,000   16,266,796
   Series A, 6%, 1/1/2020 (b) ...............................   36,625,000   40,621,520
   Series B, 5%, 1/1/2010 (b) ...............................    5,200,000    5,381,376
   Series B, 5%, 1/1/2011 (b) ...............................    1,620,000    1,674,140
   Series B, 5.125%, 1/1/2015 (b) ...........................    9,550,000    9,784,739
Chicago, IL, Motor Fuel Tax Revenue, Series 1993,
   5.375%, 1/1/2014 (b) .....................................    5,000,000    5,242,450
Chicago, IL, O'Hare International Airport, Special Facilities
   Revenue, United Airlines Project, Series 1999 A,
   5.35%, 9/1/2016 ..........................................    2,250,000    1,968,187
Chicago, IL, Public Building Commission:
   Board of Education, Series A, Zero Coupon,
     1/1/2006 (b) ...........................................    2,430,000    2,013,012
   Building Revenue:
     Series A, 5.25%, 12/1/2009 (b) .........................   10,420,000   11,031,133
     Series A, 5.25%, 12/1/2011 (b) .........................    9,705,000   10,254,691
   Series 1990 A, ETM, Zero Coupon, 1/1/2008** (b) ..........    4,000,000    2,995,760
   Series 1993 A, 5.25%, 12/1/2008 (b) ......................    2,655,000    2,817,858
Chicago, IL, Wastewater Transmission Revenue:
   Series 1993, 5.375%, 1/1/2013 (b) ........................    3,215,000    3,379,126
   Series 1993, 5.5%, 1/1/2009 (b) ..........................   11,990,000   12,820,188
   Series 1993, 5.5%, 1/1/2010 (b) ..........................    7,220,000    7,721,140
Cook & Dupage Counties, IL,
   Housing Development Authority:
     Zero Coupon, 12/1/2007 (b) .............................    2,550,000    1,920,456
     Zero Coupon, 12/1/2008 (b) .............................    2,625,000    1,873,200
     Zero Coupon, 12/1/2009 (b) .............................    2,860,000    1,930,157
Cook County, IL, General Obligation:
   ETM, Zero Coupon, 11/1/2004** (b) ........................    3,205,000    2,821,970
   Series C, 6%, 11/15/2007 (b) .............................    5,000,000    5,520,500
Decatur, IL, General Obligation:
   Series 1991, Zero Coupon, 10/1/2003 (b) ..................    1,455,000    1,340,462
   Series 1991, Zero Coupon, 10/1/2004 (b) ..................    1,415,000    1,246,912

    The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)  Value ($)
---------------------------------------------------------------------------------------
Decatur, IL, Public Building Commission,
   General Obligation, Certificate of Participation:
     6.5%, 1/1/2003 (b) .....................................    1,725,000    1,810,646
     6.5%, 1/1/2006 (b) .....................................    1,500,000    1,655,235
Du Page, IL, Industrial Development Revenue,
   Weyerhaeuser Company Project, Series 1983,
   8.65%, 11/1/2008 .........................................    3,600,000    3,639,204
Hoffman Estates, IL, Tax Increment Revenue,
   Capital Appreciation, Junior Lien:
     Series 1991, Zero Coupon, 5/15/2006 ....................    4,500,000    3,604,185
     Series 1991, Zero Coupon, 5/15/2007 ....................   15,460,000   11,723,318
Illinois, Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/2011 (b) ....................................    3,000,000    3,408,330
   6.25%, 12/15/2020 (b) ....................................    6,975,000    7,751,596
   Series A, 6.5%, 12/15/2007 (b) ...........................    4,765,000    5,425,286
   Series A, 6.5%, 12/15/2008 (b) ...........................    5,255,000    6,023,544
Illinois Development Finance Authority:
   Hospital Revenue, Adventist Health Systems, Series 1999,
     5.5%, 11/15/2029 .......................................    5,475,000    4,885,397
   Pollution Control Revenue, Commonwealth Edison,
     Series 1994, 5.85%, 1/15/2014 (b) ......................    5,000,000    5,457,200
Illinois Educational Facilities Authority, Loyola University:
   Series 1991 A, ETM, Zero Coupon, 7/1/2005** ..............    7,100,000    6,037,414
   Series 1991 A, Zero Coupon, 7/1/2004 (b) .................    2,860,000    2,546,601
Illinois Health Facilities Authority:
   Brokaw-Mennonite Healthcare:
     6%, 8/15/2006 (b) ......................................    1,380,000    1,504,048
     6%, 8/15/2007 (b) ......................................    1,460,000    1,600,058
     6%, 8/15/2008 (b) ......................................    1,550,000    1,705,124
     6%, 8/15/2009 (b) ......................................    1,640,000    1,810,052
   Centegra Health System, Series 1998, 5.2%, 9/1/2012 ......    1,000,000      952,660
   Children's Memorial Hospital, 6.25%, 8/15/2013 (b) .......    3,400,000    3,849,412
   Felician Healthcare Inc., Series A, 6.25%, 12/1/2015 (b) .   17,000,000   19,283,270
   SSM Healthcare System, 6.4%, 6/1/2008 (b) ................    1,350,000    1,513,147
Illinois State Sales Tax Revenue:
   6%, 6/15/2010 ............................................    3,500,000    3,901,415
   6.125%, 6/15/2012 ........................................    2,000,000    2,222,660
   Series 1992 P, 6.5%, 6/15/2013 ...........................    2,100,000    2,406,096
Illinois State Toll Highway Authority, Toll Highway
   Priority Revenue Bond, Series 1998 A, 5.5%,
   1/1/2013 (b) .............................................    3,665,000    3,909,236
Illinois University Retirement System, Series 1990,
   Zero Coupon, 10/1/2005 (b) ...............................    7,000,000    5,881,050


     The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                          Amount ($)  Value ($)
--------------------------------------------------------------------------------
Joliet, IL, Junior College Assistance Corp., Lease
   Revenue, North Campus Extension Center, 6.7%,
   9/1/2012 (b) .......................................   2,500,000   2,884,700
Kane, Cook and Dupage Counties, IL,
   School District #46, Elgin, Capital Appreciation:
     Series 1996 B, Zero Coupon, 1/1/2011 (b) .........   1,040,000     654,576
     Series 1996 B, Zero Coupon, 1/1/2012 (b) .........   1,300,000     767,650
     Series 1996 B, Zero Coupon, 1/1/2013 (b) .........   4,595,000   2,549,720
Kane County, IL, Series 1996 A, 6.5%, 2/1/2010 (b) ....   1,775,000   2,029,357
Kendall, Kane and Will Counties, IL, Community Unit
   School District #308, Oswego:
     Zero Coupon, 3/1/2005 (b) ........................   1,540,000   1,324,523
     Zero Coupon, 3/1/2006 (b) ........................   1,595,000   1,307,406
Lake County, IL, Community High School,
   District #117, Antioch, Capital Appreciation:
     Series 2000 B, Zero Coupon, 12/1/2013 (b) ........   5,880,000   3,102,758
     Series 2000 B, Zero Coupon, 12/1/2014 (b) ........   5,985,000   2,965,448
Metropolitan Pier and Exposition Authority of Illinois,
   Dedicated State Tax Revenue, McCormick Project:
     Series 1994, Zero Coupon, 6/15/2011 (b) ..........   3,795,000   2,336,582
     Series 1994, Zero Coupon, 6/15/2013 (b) ..........   7,565,000   4,101,592
Northern Illinois University, Board of Regents:
   Series 1992, Zero Coupon, 4/1/2005 (b) .............   1,865,000   1,598,697
   Series 1992, Zero Coupon, 10/1/2005 (b) ............   1,865,000   1,566,880
   Series 1992, Zero Coupon, 4/1/2006 (b) .............   1,865,000   1,523,407
   Series 1992, Zero Coupon, 10/1/2006 (b) ............   1,865,000   1,491,851
   Series 1992, Zero Coupon, 4/1/2007 (b) .............   1,865,000   1,446,009
   Series 1992, Zero Coupon, 10/1/2007 (b) ............   1,865,000   1,414,808
Northwest Suburban Municipal Joint Action
   Water Agency, IL, Supply System Revenue, 6.45%,
   5/1/2007 (b) .......................................   2,575,000   2,877,769
Oak Lawn, IL, Water and Sewer Revenue:
   Series 1992 A, Zero Coupon, 10/1/2003 (b) ..........   1,295,000   1,189,237
   Series 1992 A, Zero Coupon, 10/1/2004 (b) ..........   1,295,000   1,136,142
   Series 1992 A, Zero Coupon, 10/1/2005 (b) ..........   1,295,000   1,082,698
   Series 1992 A, Zero Coupon, 10/1/2006 (b) ..........   1,295,000   1,030,224
Rosemont, IL, Tax Increment Revenue:
   Series 1990, Zero Coupon, 12/1/2004 (b) ............   6,000,000   5,253,960
   Series 1990, Zero Coupon, 12/1/2005 (b) ............   7,060,000   5,891,852
   Series C, Zero Coupon, 12/1/2005 (b) ...............   4,455,000   3,717,876
   Series C, Zero Coupon, 12/1/2007 (b) ...............   2,655,000   1,999,534
Skokie, IL, Park District, Series 1994 B, Zero Coupon,
   12/1/2011 (b) ......................................   3,000,000   1,806,420


     The accompanying notes are an integral part of the financial statements.

                                                           Principal
                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------
State University Retirement System, IL, Special Revenue,
   Zero Coupon, 10/1/2003 (b) ..........................   2,750,000   2,533,520
University of Illinois, Board of Trustees:
   Series 1991, Zero Coupon, 4/1/2003 (b) ..............   3,890,000   3,647,964
   Series 1991, Zero Coupon, 4/1/2005 (b) ..............   3,830,000   3,283,114
University of Illinois, University Revenue, Zero Coupon,
   4/1/2015 (b) ........................................   3,300,000   1,591,887
Will County, IL, School District #201, General
   Obligation, Series 1991, ETM, Zero Coupon,
   12/15/2006** (b) ....................................   3,725,000   2,967,000
Winnebago County, IL, School District #122,
   General Obligation:
     Series 1992, 6.55%, 6/1/2009 (b) ..................   1,675,000   1,911,895
     Series 1992, 6.55%, 6/1/2010 (b) ..................   1,825,000   2,100,977
Indiana 3.2%
Indiana Health Facilities Financing Authority,
   Hospital Revenue, Tech Ancilla:
     6%, 7/1/2002 ......................................     405,000     417,867
     6%, 7/1/2003 ......................................     430,000     452,244
     6%, 7/1/2004 ......................................     455,000     485,144
     6%, 7/1/2005 ......................................     485,000     522,990
     6%, 7/1/2006 ......................................     515,000     560,330
     6%, 7/1/2007 ......................................     545,000     596,393
     6%, 7/1/2008 ......................................     300,000     329,598
     6%, 7/1/2009 ......................................     310,000     341,756
     6%, 7/1/2010 ......................................     325,000     359,603
     6%, 7/1/2011 ......................................     345,000     382,577
     6%, 7/1/2012 ......................................     370,000     410,323
     6%, 7/1/2013 ......................................     390,000     432,705
     6%, 7/1/2014 ......................................     410,000     455,051
     6%, 7/1/2015 ......................................     440,000     485,725
     6%, 7/1/2016 ......................................     465,000     511,481
     6%, 7/1/2017 ......................................     490,000     536,560
     6%, 7/1/2018 ......................................     520,000     568,240
     Prerefunded, ETM, 6%, 7/1/2002** (c) ..............   1,290,000   1,331,964
     Prerefunded, ETM, 6%, 7/1/2003** (c) ..............   1,370,000   1,444,829
     Prerefunded, ETM, 6%, 7/1/2004** (c) ..............   1,450,000   1,553,501
     Prerefunded, ETM, 6%, 7/1/2005** (c) ..............   1,535,000   1,664,278
     Prerefunded, ETM, 6%, 7/1/2006** (c) ..............   1,630,000   1,786,790
     Prerefunded, ETM, 6%, 7/1/2007** (c) ..............   1,725,000   1,904,210
     Prerefunded, ETM, 6%, 7/1/2008** (c) ..............     945,000   1,049,167
     Prerefunded, ETM, 6%, 7/1/2009** (c) ..............     980,000   1,091,642


    The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)  Value ($)
---------------------------------------------------------------------------------------
     Prerefunded, ETM, 6%, 7/1/2010** (c) .................    1,035,000    1,156,623
     Prerefunded, ETM, 6%, 7/1/2011** (c) .................    1,100,000    1,231,098
     Prerefunded, ETM, 6%, 7/1/2012** (c) .................    1,165,000    1,300,501
     Prerefunded, ETM, 6%, 7/1/2013** (c) .................    1,230,000    1,369,470
     Prerefunded, ETM, 6%, 7/1/2014** (c) .................    1,310,000    1,455,292
     Prerefunded, ETM, 6%, 7/1/2015** (c) .................    1,385,000    1,534,885
     Prerefunded, ETM, 6%, 7/1/2016** (c) .................    1,470,000    1,625,158
     Prerefunded, ETM, 6%, 7/1/2017** (c) .................    1,560,000    1,720,898
     Prerefunded, ETM, 6%, 7/1/2018** (c) .................    1,655,000    1,822,420
Indiana Health Facilities Financing Authority:
   Charity Obligation Group, Series D, 5.75%,
     11/15/2012 ...........................................    4,660,000    4,964,018
   Greenwood Village South Project, Series 1998, 5.625%,
     5/15/2028 ............................................    2,100,000    1,655,094
Indiana Municipal Power Agency, Power Supply System:
   Series 1993 B, 5.5%, 1/1/2016 (b) ......................    8,960,000    9,491,149
   Series 1993 B, 6%, 1/1/2012 (b) ........................    1,750,000    1,949,500
Indiana Transportation Finance Authority, Highway
   Revenue:
     Series 1993 A, 5.75%, 6/1/2012 (b) ...................      450,000      496,125
     Series 1993 A, 5.75%, 6/1/2012 (b) ...................    4,550,000    4,999,813
Indiana University, Revenue Refunding, Student Fee Revenue:
   Series H, Zero Coupon, 8/1/2006 (b) ....................    8,500,000    6,833,065
   Series H, Zero Coupon, 8/1/2008 (b) ....................   10,000,000    7,223,600
Merrillville, IN, Multiple School Building Corp.,
   First Mortgage, Zero Coupon, 1/15/2011 (b) .............    4,000,000    2,510,520
Kansas 1.0%
Kansas City, KS, Utility System Revenue:
   ETM, Zero Coupon, 9/1/2004** (b) .......................    3,575,000    3,167,379
   ETM, Zero Coupon, 9/1/2005** (b) .......................    5,300,000    4,484,542
   ETM, Zero Coupon, 9/1/2006** (b) .......................    1,875,000    1,512,075
   Zero Coupon, 9/1/2004 (b) ..............................    2,640,000    2,337,482
   Zero Coupon, 9/1/2005 (b) ..............................    3,950,000    3,336,683
   Zero Coupon, 9/1/2006 (b) ..............................    1,375,000    1,106,573
Overland Park, KS, Development Corp., Revenue,
   Series 2001 A, 7.375%, 1/1/2032 ........................    6,000,000    6,264,180
Kentucky 1.0%
Kentucky Economic Development Finance Authority
   Health Systems Revenues:
     Series C, Zero Coupon, 10/1/2013 (b) .................    3,245,000    2,692,409
     Series C, Zero Coupon, 10/1/2014 (b) .................    5,130,000    4,256,823
     Series C, Zero Coupon, 10/1/2015 (b) .................    5,235,000    4,338,245


    The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                            Amount ($)  Value ($)
----------------------------------------------------------------------------------
Kentucky State Property & Buildings Commission
   Revenue, Project #68:
     5.75%, 10/1/2012 ..................................    3,095,000    3,363,615
     5.75%, 10/1/2015 ..................................    2,375,000    2,530,990
Kentucky State Turnpike Authority, Economic
   Development Road Revenue, Revitalization Project,
   Series 2001 A, 5.5%, 7/1/2013 (b) ...................    2,000,000    2,149,020
Louisville & Jefferson County, KY, Metropolitan Sewer
   District & Drain System, 5%, 5/15/2019 ..............    2,500,000    2,441,175
Louisiana 0.8%
Louisiana Public Facilities Authority, Prerefunded
   2/15/2008, 4.75%, 5/1/2016 (c) ......................    5,765,000    5,997,848
New Orleans, LA, General Obligation:
   Series 1991, Zero Coupon, 9/1/2005 ..................    2,500,000    2,109,175
   Zero Coupon, 9/1/2007 (b) ...........................   10,000,000    7,623,100
Orleans, LA, Levee District, Levee Improvement Bonds,
   Series 1986, 5.95%, 11/1/2014 (b) ...................    1,695,000    1,820,515
Maryland 0.8%
Baltimore, MD, Revenue Exchanged, Auto Parking
   Revenue, Series 1996 A, 5.9%, 7/1/2012 (b) ..........    3,100,000    3,481,424
Maryland Economic Development Corp. Revenue,
   Chesapeake Bay Conference, Series 1999 B, 7.75%,
   12/1/2031 ...........................................    7,000,000    7,058,450
Maryland State Health and Higher Educational
   Facilities Authority, University of Maryland Medical
   System Revenue, Series 2000, 6.75%, 7/1/2030 ........    1,000,000    1,061,110
Northeast Maryland Waste Disposal Authority, Southwest
   Resource Recovery System:
     Series 1993, 7.2%, 1/1/2006 (b) ...................    3,440,000    3,821,771
     Series 1993, 7.2%, 1/1/2007 (b) ...................    3,390,000    3,766,222
Massachusetts 2.6%
Massachusetts Bay Transportation Authority, General
   Transportation Revenue, Series 1997 B, 6.2%, 3/1/2016    2,500,000    2,851,025
Massachusetts College Building Authority Project:
   Series A, 7.5%, 5/1/2010 ............................    4,110,000    5,024,146
   Series 1994 A, 7.5%, 5/1/2014 .......................    5,500,000    6,850,965
Massachusetts Health & Educational Facilities Authority,
   Massachusetts General Hospital, Series 1992 F,
   6.25%, 7/1/2012 (b) .................................    1,000,000    1,131,280
Massachusetts State Development Financial Agency,
   Revenue, Health Care Facilities, Series 1999 A, 7.1%,
   7/1/2032 ............................................    2,000,000    1,868,840
Massachusetts State, RITES-PA 793, Inverse Floating
   Rate Note, 8.506%, 10/1/2015*** .....................    6,095,000    6,914,534


    The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)   Value ($)
-------------------------------------------------------------------------------------
Massachusetts Water Pollution Abatement Trust,
   Series 5, 5.375%, 8/1/2027 .............................    5,000,000    5,029,800
Massachusetts Water Resource Authority:
   Series 1992 A, 6.5%, 7/15/2009 .........................    2,625,000    3,012,371
   Series 1992 A, 6.5%, 7/15/2019 .........................   13,710,000   16,132,283
   Series 1993 C, 6%, 12/1/2011 ...........................   10,000,000   11,275,500
Michigan 1.1%
Detroit, MI, General Obligation:
   City School District, Series 1998 C, 5.25%, 5/1/2014 (b)    1,000,000
                                                                            1,043,390
   Series 1998 B, 5%, 5/1/2017 (b) ........................    2,895,000    2,854,586
   Series 1999 B, 6%, 4/1/2016 (b) ........................    2,865,000    3,116,919
Detroit, MI, Sewerage Disposal System, Series A,
   Zero Coupon, 7/1/2015 (b) ..............................    8,710,000    4,192,384
Grand Rapids, MI, Water Supply, 5.75%, 1/1/2016 (b) .......    2,955,000    3,136,998
Michigan State General Obligation, 5.5%, 12/1/2015 ........    2,125,000    2,280,274
Southgate, MI, Community School District,
   General Obligation, 5%, 5/1/2025 (b) ...................    5,500,000    5,252,445
Wayne State, University of Michigan, University Revenue,
   5.25%, 11/15/2019 (b) ..................................    4,000,000    4,010,240
Mississippi 0.2%
Mississippi State, Capital Improvement, 5%, 11/1/2019 .....    5,000,000    4,896,700
Missouri 1.0%
Missouri Health & Educational Facilities Authority,
   SSM Healthcare:
     1992 Series AA, 6.35%, 6/1/2008 (b) ..................    8,125,000    9,142,494
     1992 Series AA, 6.4%, 6/1/2009 (b) ...................    8,640,000    9,810,288
St. Louis, MO, Industrial Development Authority:
   St. Louis Convention Center:
     Leasehold Revenue, Zero Coupon, 7/15/2015 ............    4,200,000    2,009,196
     Revenue, Senior Lien, Series A, 6.875%, 12/15/2020 ...    2,500,000    2,578,050
Montana 0.0%
Montana Board Housing Revenue, Family Housing
   Authority, Series 1984 A, Zero Coupon, 6/1/2010 ........        5,000        1,927
Nebraska 0.3%
Omaha, NE, General Obligation:
   Series 2000 A, 6.5%, 12/1/2017 .........................    4,000,000    4,696,040
   Series 2000 A, 6.5%, 12/1/2018 .........................    1,000,000    1,174,230
Nevada 1.1%
Clark County, NV, School District:
   General Obligation, Series B, Zero Coupon,
     3/1/2005 (b) .........................................    8,070,000    6,946,010
   Series 1991 B, Zero Coupon, 3/1/2009 (b) ...............    4,350,000    3,043,999


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)  Value ($)
-----------------------------------------------------------------------------------
Henderson, NV, Health Care Facility Revenue,
   Catholic Healthcare West, 5.375%, 7/1/2026 ...........    7,500,000    6,300,300
Las Vegas, NV, Monorail Department Business and Industry:
   7.375%, 1/1/2040 .....................................    7,000,000    6,983,340
   Zero Coupon, 1/1/2013 (b) ............................    5,000,000    2,771,300
New Jersey 1.0%
New Jersey Highway Authority, ETM, 6.5%, 1/1/2011** .....    3,841,000    4,279,258
New Jersey State Highway Authority, Garden State
   Parkway General Revenue:
     Series 2001, 5.5%, 1/1/2014 (b) (d) ................    6,000,000    6,385,080
     Series 2001, 5.5%, 1/1/2015 (b) (d) ................    5,500,000    5,824,720
New Jersey State Transportation Corp. Certificates,
   RITES-PA 785, Inverse Floating Rate Note, 8.854%,
   9/15/2015*** .........................................    5,190,000    6,166,758
New York 5.9%
Long Island Power Authority, NY, Electric Systems
   Revenue, Series 1998 A, 5%, 12/1/2018 ................    5,000,000    4,939,700
Metropolitan Transportation Authority of New York,
   Transit Facilities Revenue, Series 1993 O, 5.75%,
   7/1/2013 .............................................    6,775,000    7,514,017
New York City, NY, General Obligation:
   6.5%, 5/15/2012 ......................................    7,000,000    8,022,000
   Series 1992 H, Prerefunded 1/1/2002, 7%, 2/1/2005 (c)       170,000      177,288
   Series 1995 B, 6%, 8/15/2004 .........................    3,425,000    3,679,615
   Series 1995 E, 6.5%, 2/15/2005 .......................    7,000,000    7,658,420
   Series 1996 G, 6.75%, 2/1/2009 .......................    2,000,000    2,305,000
   Series C, Prerefunded 8/1/2002, 6.4%, 8/1/2004 (b) (c)      275,000      290,252
   Series E, ETM, 7%, 12/1/2007** (b) ...................    1,385,000    1,484,914
   Series H, 7%, 2/1/2005 ...............................      315,000      327,827
New York, NY, City Transitional Finance Authority
   Revenue, 5%, 5/1/2026 ................................    4,000,000    3,832,240
New York, NY, Prerefunded 8/1/2002, Series A, 6.375%,
   8/1/2004 (c) .........................................      195,000      205,713
New York, NY, Series A, 6.375%, 8/1/2004 ................    4,805,000    5,029,105
New York, NY, Series C, 5.388%, 11/15/2017 (b) ..........    5,000,000    5,119,200
New York State Dormitory Authority:
   City University System:
     Consolidated Revenue, Series F, 5.375%, 7/1/2007 ...    2,000,000    2,133,220
     Series I, 5.125%, 7/1/2027 .........................   19,100,000   18,655,925
     Series C, 7.5%, 7/1/2010 (b) .......................    5,750,000    6,826,803
     Series D, 7%, 7/1/2009 (b) .........................    4,000,000    4,570,400
   Mental Health Services, Revenue, 5.25%, 8/15/2024 (b)    10,250,000   10,133,970


    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                          Amount ($)  Value ($)
--------------------------------------------------------------------------------
   Revenue, 5.25%, 5/15/2017 ..........................   3,500,000   3,565,625
   Revenue, Series 1993 A, 5.5%, 5/15/2019 ............   1,500,000   1,583,595
   Revenue, Series 1993 C, 5.25%, 5/15/2021 ...........   2,000,000   2,035,980
New York State Thruway Authority Services Contract
   Revenue, 5.5%, 4/1/2011 ............................   5,000,000   5,438,450
New York State Urban Development Authority,
   Correctional Facilities, 6.5%, 1/1/2011 ............   4,500,000   5,241,825
Port Authority of New York & New Jersey,
   Special Obligation Revenue, JFK International Air
   Terminal, Series 1996, AMT, 7%, 10/1/2007 ..........   2,000,000   2,108,500
Suffolk County, NY, Industrial Development Agency,
   Southwest Sewer System, 6%, 2/1/2007 (b) ...........   8,000,000   8,810,000
Triborough Bridge & Tunnel Authority, NY, General
   Purpose Revenue:
     Series A, 5.125%, 1/1/2018 .......................   6,500,000   6,515,340
     Series Y, 5.5%, 1/1/2017 .........................   5,050,000   5,369,918
North Carolina 1.6%
North Carolina Eastern Municipal Power Agency,
   Power System Revenue, Series B, 6%, 1/1/2018 (b) ...   8,775,000   9,698,130
North Carolina Municipal Power Agency No. 1, Catawba
   Electric Revenue:
     5.25%, 1/1/2008 (b) ..............................   2,500,000   2,645,850
     6%, 1/1/2011 (b) .................................   8,235,000   9,136,897
     Series 1992, 7.25%, 1/1/2007 (b) .................   5,000,000   5,762,500
     Series 1993, 5.25%, 1/1/2009 (b) .................   8,500,000   8,992,150
North Dakota 0.1%
Bismarck, ND, Hospital Revenue, St. Alexius Medical
   Center, Series 1991, Zero Coupon, 5/1/2002 (b) .....   2,850,000   2,770,969
Ohio 2.5%
Akron, OH, Economic Development, 6%, 12/1/2012 (b) ....   1,000,000   1,126,330
Beavercreek, OH, Local School District, General
   Obligation, Series 1996, 6.6%, 12/1/2015 (b) .......   1,000,000   1,179,230
Cleveland, OH, General Obligation, Series A,
   Prerefunded 7/1/2002, 6.3%, 7/1/2006 (b) (c) .......   1,000,000   1,056,410
Cleveland, OH, Parking Facility Revenue, 6%,
   9/15/2009 (b) ......................................   1,385,000   1,551,200
Cleveland, OH, Public Power System Revenue:
   Capital Appreciation, First Mortgage, Series 1994 A,
     Zero Coupon, 11/15/2012 (b) ......................   2,250,000   1,282,162
   Series A, Prerefunded 11/15/2001, 7%, 11/15/2017 (c)     145,000     150,607
   Series A, 7%, 11/15/2017 ...........................     605,000     626,078
   Series 1996-1, 6%, 11/15/2011 (b) ..................   1,050,000   1,183,455


     The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)  Value ($)
------------------------------------------------------------------------------------
Cleveland, OH, Urban Renewal Tax Increment
   Rock & Roll Hall of Fame and Museum Project,
   6.75%, 3/15/2018 ......................................    1,000,000    1,026,490
Cleveland, OH, Water Works Revenue:
   Series I, 5%, 1/1/2017 (b) ............................    1,000,000      991,950
   Series 1993 G, 5.5%, 1/1/2013 (b) .....................   10,000,000   10,731,000
Cleveland-Cuyahoga County, OH, Port Development
   Revenue, C&P Docks Project, 6%, 3/1/2007 ..............      900,000      884,961
Columbus, OH, General Obligation, Unlimited Tax,
   Sewer Improvement, Prerefunded 5/1/2003, 6%,
   5/1/2013 (c) ..........................................    1,000,000    1,070,730
Cuyahoga County, OH, General Obligation, Jail Facilities,
   Series 1991, ETM, Zero Coupon, 10/1/2002** ............    1,500,000    1,436,235
Cuyahoga County, OH, Hospital Facilities Revenue,
   Health Cleveland Inc., Series 1993, 6.25%, 8/15/2010 ..    1,000,000    1,058,440
Franklin County, OH, Health Care Facilities, Revenue
   Refunding, Ohio Presbyterian Services:
     Series 1997, 5.25%, 7/2/2008 ........................      500,000      474,390
     Series 1997, 5.5%, 7/1/2017 .........................    1,000,000      860,310
Hamilton County, OH, Health System Revenue, Franciscan
   Sisters of the Poor, Providence Hospital,
   Series 1992, 6.8%, 7/1/2008 ...........................    2,000,000    2,117,860
Hamilton County, OH, Sewer System Revenue,
   Improvement and Refunding, 5.45%,
   12/1/2009 (b) .........................................    1,000,000    1,082,270
Hilliard, OH, School District, Series 1996 A, Zero Coupon,
   12/1/2012 (b) .........................................    1,655,000      941,050
Huber Heights, OH, Water System Revenue, Capital
   Appreciation, Zero Coupon, 12/1/2012 (b) ..............    1,005,000      571,453
Lorain County, OH, Hospital Refunding Revenue:
   Humility of Mary Health Care System, Series A,
     Prerefunded 12/15/2005, 5.9%, 12/15/2008 (c) ........    1,000,000    1,082,570
   Lakeland Community Hospital Inc., ETM, 6.5%,
     11/15/2012** ........................................    1,000,000    1,070,170
Lucas County, OH, Hospital Revenue, Flower Hospital,
   Series 1993, Prerefunded 12/1/2004, 6.125%,
   12/1/2013 (c) .........................................    1,375,000    1,501,060
Lucas County, OH, Toledo Port Authority Development,
   Revenue, Series A, 5.4%, 5/15/2019 ....................      500,000      431,275
Marion County, OH, Health Care Facilities, Revenue,
   Church Homes Project, 6.3%, 11/15/2015 ................      250,000      227,682
Miami County, OH, Revenue Refunding, Hospital
   Upper Valley, Series 1996 C, 6.25%, 5/15/2013 .........    1,000,000      975,110
North Olmstead, OH, General Obligation:
   6.2%, 12/1/2011 (b) ...................................    2,000,000    2,247,640
   6.25%, 12/15/2012 (b) .................................    1,500,000    1,599,510


    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                          Amount ($)  Value ($)
--------------------------------------------------------------------------------
Ohio General Obligation, Series 1994, 6%, 8/1/2010 ....   1,000,000   1,123,170
Ohio Higher Education Facilities Revenue, Case
   Western Reserve University:
     Refunding Revenue, 6%, 10/1/2014 .................   1,000,000   1,124,990
     Series B, 6.5%, 10/1/2020 ........................   2,250,000   2,654,145
Ohio Public Facilities Commission, Higher Educational
   Capital Facilities Revenue, Series 2B, 5.4%,
   11/1/2007 (b) ......................................   1,500,000   1,578,000
Ohio State Building Authority:
   5.375%, 10/1/2013 ..................................   1,000,000   1,049,300
   Toledo Government Office Building, Series A,
     Prerefunded 4/1/2003, 8%, 10/1/2027 (c) ..........     500,000     542,135
Ohio State Higher Education Facility, Series 1997 A,
   Step-up Coupon 0% to 7/1/2000, 6.5% to 7/1/2008 ....   2,325,000   2,647,315
Ohio State University, General Receipts:
   Series A, 6%, 12/1/2016 ............................   1,000,000   1,085,620
   Series A, 6%, 12/1/2017 ............................     500,000     541,360
Ohio State Water Development Authority, Revenue,
   Bay Shore Project, Series A, 5.875%, 9/1/2020 ......     500,000     426,425
Olmsted Falls, OH, City School District, General
   Obligation, Series 1991, Prerefunded 12/15/2001,
   7.05%, 12/15/2011 (b) (c) ..........................   1,000,000   1,042,930
Summit County, OH, General Obligation,
   Prerefunded 12/1/2004, 6.4%, 12/1/2014 (b) (c) .....   1,000,000   1,114,750
University of Akron, General Receipts,
   Revenue, 5.75%, 1/1/2013 (b) .......................   1,365,000   1,475,879
Oklahoma 0.4%
Tulsa, OK, Industrial Development Authority, Hospital
   Revenue, St. John's Medical Center:
     Zero Coupon, 12/1/2004 (b) .......................   5,430,000   4,753,151
     Zero Coupon, 12/1/2006 (b) .......................   6,430,000   5,104,970
Oregon 0.1%
Chemeketa, OR, Community College District, Series
   1998, 5.5%, 6/1/2015 (b) ...........................   2,600,000   2,788,110
Pennsylvania 2.7%
Allegheny County, PA, Airport Revenue, Pittsburgh
   International Airport, Series 1997 A, AMT, 5.75%,
   1/1/2013 (b) .......................................   3,080,000   3,319,070
Armstrong County, PA, Hospital Authority, Revenue,
   St. Francis Medical Center Project, Series 1992 A,
   6.25%, 6/1/2013 (b) ................................   1,000,000   1,042,870
Berks County, PA, Municipal Authority Hospital Revenue,
   Reading Hospital & Medical Center Project, Series
   1993, 5.7%, 10/1/2014 (b) ..........................   1,000,000   1,081,960


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)  Value ($)
-----------------------------------------------------------------------------------
Bethlehem, PA, Water Revenue, Series 1992, Prerefunded
   11/15/2001, 6.25%, 11/15/2001 (b) (c) .................   1,000,000   1,015,780
Bucks County, PA, Water and Sewer Authority Revenue,
   Series 1977, ETM, 6.375%, 12/1/2008** .................     425,000     461,673
Commonwealth of Pennsylvania, Industrial Development
   Authority, Economic Development Revenue:
     5.8%, 1/1/2008 (b) ..................................   4,250,000   4,631,055
     5.8%, 7/1/2008 (b) ..................................   4,875,000   5,340,611
 Delaware County, PA, Health Facilities Revenue, Mercy
   Health Corporation of Southeastern Pennsylvania,
   Series 1993 B, Prerefunded 11/15/2005, 6%,
   11/15/2007 (c) ........................................   1,315,000   1,414,651
Delaware County, PA, White Horse Village, Series
   1996 A, 6.6%, 7/1/2006 ................................   1,000,000   1,001,330
Erie County, PA, Pollution Control, 5.3%, 4/1/2012 .......   1,000,000   1,011,850
Erie County, PA, Prison Authority, Commonwealth
   Lease Revenue, Series 1991, Prerefunded 11/1/2001,
   6.25%, 11/1/2001 (b) (c) ..............................   1,000,000   1,014,340
Indiana County, PA, Industrial Development Authority,
   Pollution Control Revenue, Pennsylvania Electric
   Company, Series 1995, 5.35%, 11/1/2010 ................   1,000,000   1,072,960
Latrobe, PA, Industrial Development Authority,
   St. Vincent College Project, Series 1998, 5.375%,
   5/1/2013 ..............................................   1,000,000     990,850
Montgomery County, PA, Multi-Family Housing Revenue,
   KBF Associates L.P. Project, Series 1993 A, 6.375%,
   7/1/2012 ..............................................   1,500,000   1,533,600
Pennsylvania Convention Center Authority, Series
   1989 A, ETM, 6%, 9/1/2009** ...........................   2,200,000   2,445,696
Pennsylvania General Obligation, Series 1992, 6.25%,
   7/1/2010 ..............................................   1,000,000   1,140,060
Pennsylvania Higher Education Facilities Authority, UPMC
   Health System, Series 2001 A, 6%, 1/15/2031 ...........   3,670,000   3,673,964
Pennsylvania Intergovernmental Cooperation Authority,
   Special Tax Revenue, City of Philadelphia, Series 1992,
   Prerefunded 6/15/2002, 6.8%, 6/15/2012 (c) ............   1,000,000   1,040,910
Philadelphia, PA, General Obligation, School District,
   Series 1995 A, 6.25%, 9/1/2009 ........................   1,000,000   1,130,080
Philadelphia, PA, Hospital and Higher Education Facilities
   Authority, Children's Seashore House, Series 1992 A,
   7%, 8/15/2012 .........................................   1,000,000   1,053,530
Philadelphia, PA, Industrial Development Authority:
   Baptist Home of Philadelphia, Series 1998 A, 5.5%,
     11/15/2018 ..........................................   1,000,000     827,350
   Commercial Development Revenues, Series 1997,
     6.5%, 10/1/2027 .....................................   1,000,000     981,630


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)  Value ($)
-----------------------------------------------------------------------------------
Philadelphia, PA, Port Authority Lease Revenue,
   Series 1993, 6.2%, 9/1/2013 (b) ......................    2,000,000    2,081,760
Philadelphia, PA, Water & Wastewater Revenue:
   Series 1993, 5.5%, 6/15/2007 (b) .....................    5,000,000    5,377,950
   Series 1993, 5.625%, 6/15/2009 (b) ...................    2,000,000    2,172,100
   Series 1995, 6.25%, 8/1/2010 .........................    1,000,000    1,133,000
Pittsburgh, PA, General Obligation, Series 1993 A,
   5.5%, 9/1/2014 .......................................    1,500,000    1,604,235
Pittsburgh, PA, Water and Sewer System Revenue,
   Series 1986, ETM, 7.25%, 9/1/2014** (b) ..............      150,000      181,355
Somerset County, PA, General Authority, Commonwealth
   Lease Revenue, Series 1991, Prerefunded 10/15/2001,
   6.25%, 10/15/2011 (b) (c) ............................    1,000,000    1,012,870
Union County, PA, Higher Education Facilities Authority,
   Bucknell University, Series 1992, 6.2%, 4/1/2007 (b) .    1,000,000    1,035,930
University Area, PA, Sewer Revenue, Series 1993, 5.25%,
   11/1/2014 (b) ........................................    1,750,000    1,833,353
Westmoreland County, PA, Industrial Development
   Revenue, Westmoreland Health System,
   5.375%, 7/1/2011 (b) .................................    7,300,000    7,742,964
Puerto Rico 0.7%
Puerto Rico Commonwealth, General Obligation:
   5.5%, 7/1/2013 (b) (d) ...............................    5,000,000    5,295,250
   5.5%, 7/1/2014 (b) (d) ...............................    5,000,000    5,284,350
Puerto Rico Commonwealth, Highway & Transportation
   Authority, Series 1993 W, 5.5%, 7/1/2013 (b) .........    1,000,000    1,088,970
Puerto Rico Electric Power Authority, Series 1994 S,
   6.125%, 7/1/2009 (b) .................................    2,000,000    2,271,040
Puerto Rico, General Obligation, Public Improvement,
   Prerefunded 7/1/2002, 6.6%, 7/1/2013 (b) (c) .........    1,000,000    1,055,070
Puerto Rico Public Building Authority, Government
   Facilities Revenue, Series 1995 A, 6.25%, 7/1/2013 (b)    1,000,000    1,161,190
Rhode Island 2.4%
Rhode Island Clean Water Protection Agency, Pollution
   Control Revenue, Revolving Fund, Series A, 5.4%,
   10/1/2015 (b) ........................................    2,000,000    2,105,560
Rhode Island Convention Center Authority, Refunding
   Revenue:
     Series 1993 B, 5%, 5/15/2010 (b) ...................    5,000,000    5,229,400
     Series 1993 B, 5%, 5/15/2020 .......................    2,750,000    2,653,613
     Series 1993 B, 5.25%, 5/15/2015 (b) ................   22,000,000   22,872,960
Rhode Island Depositors Economic Protection Corp.,
   Special Obligation:
     Series B, ETM, 5.8%, 8/1/2010** (b) ................    6,200,000    6,895,516
     Series B, ETM, 5.8%, 8/1/2011** (b) ................    4,525,000    5,037,547


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)  Value ($)
-----------------------------------------------------------------------------------
     Series B, ETM, 5.8%, 8/1/2012** (b) ................    2,500,000    2,774,525
     Series B, ETM, 5.8%, 8/1/2013** (b) ................    7,340,000    8,120,682
South Carolina 0.6%
Piedmont, SC, Municipal Power Agency, Electric Revenue:
   5.5%, 1/1/2012 (b) ...................................    2,810,000    2,994,448
   Series 1991, 6.75%, 1/1/2019 (b) .....................    3,525,000    4,183,400
   Series 1991 A, ETM, 6.5%, 1/1/2016** (b) .............      430,000      501,320
   Series 1993, ETM, 5.5%, 1/1/2008** (b) ...............      840,000      908,477
   Series 1993, ETM, 5.5%, 1/1/2012** (b) ...............    2,190,000    2,365,988
South Carolina Jobs and Economic Development Authority,
   Hospital Facilities Revenue, Series 2000 A, 7.375%,
   12/15/2021 ...........................................    1,500,000    1,537,995
Tennessee 1.7%
Knox County, TN, Health, Educational & Housing Facilities
   Board, Hospital Facilities Revenue, Fort Sanders
   Alliance:
     5.75%, 1/1/2011 (b) ................................   15,405,000   16,622,303
     6.25%, 1/1/2013 (b) ................................    4,000,000    4,489,760
     7.25%, 1/1/2009 ....................................    3,750,000    4,436,588
     RITES-PA 750, Inverse Floating Rate Note, 8.196%,
       1/1/2012*** (b) ..................................    8,940,000   10,328,203
     Series 1993, 5.75%, 1/1/2014 (b) ...................    2,000,000    2,166,980
Texas 15.9%
Austin, TX, Bergstrom Landhost Enterprises, Airport
   Hotel, Series 1999 A, 6.75%, 4/1/2027 ................    4,000,000    3,813,480
Austin, TX, Independent School District, Series
   1998, 5%, 8/1/2015 ...................................    2,000,000    2,023,180
Austin, TX Utility System, Zero Coupon, 11/15/2012 (b) ..   13,520,000    7,652,861
Austin, TX, Utility Systems Revenue Refunding, Series A,
   Zero Coupon, 11/15/2008 (b) ..........................    3,460,000    2,477,637
Bexar County, TX, Health Facilities Development Corp.,
   Baptist Health System:
     Series 1997 A, 6%, 11/15/2011 (b) ..................    2,000,000    2,218,900
     Series 1997 A, 6%, 11/15/2012 (b) ..................    3,000,000    3,326,910
Brownsville, TX, Utility System Revenue, 6.25%,
   9/1/2010 (b) .........................................    4,085,000    4,622,341
Cedar Hill, TX, Zero Coupon:
   Series 1996, 8/15/2009 ...............................    1,500,000    1,004,250
   Series 1996, 8/15/2010 ...............................    3,130,000    1,997,316
Cypress-Fairbanks Texas Independent School District,
   Capital Appreciation:
     Series A, Zero Coupon, 2/15/2012 ...................    5,750,000    3,378,298
     Series A, Zero Coupon, 2/15/2013 ...................    8,840,000    4,880,387
     Series A, Zero Coupon, 2/15/2014 ...................    6,000,000    3,113,640


    The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)  Value ($)
------------------------------------------------------------------------------------
Dallas, TX, Civic Center, Revenue, 5%, 8/15/2028 ..........   10,000,000    9,358,000
Dallas, TX, Housing Finance Corp., Single Family
   Mortgage Revenue, Zero Coupon, 10/1/2016 (b) ...........    3,985,000      837,169
Dallas-Fort Worth, TX, Airport Revenue:
   7.375%, 11/1/2008 (b) ..................................    4,500,000    5,017,995
   7.375%, 11/1/2010 (b) ..................................    3,500,000    3,902,885
   7.75%, 11/1/2003 (b) ...................................    1,000,000    1,102,020
   7.8%, 11/1/2005 (b) ....................................    2,000,000    2,253,520
   7.8%, 11/1/2006 (b) ....................................    2,025,000    2,281,628
   Series 1992 A, 7.375%, 11/1/2009 (b) ...................    4,500,000    5,017,995
   Series 1992 A, 7.8%, 11/1/2007 (b) .....................    2,390,000    2,692,885
Fort Bend, Texas Independent School District, 5%,
   8/15/2021 ..............................................    5,425,000    5,214,456
Fort Worth, TX, Higher Education Finance Corp.,
   Revenue, 5%, 3/15/2020 .................................    3,500,000    3,381,805
Harris County, TX, General Obligation, Toll Road
   Authority, Subordinate Lien:
     6%, 8/1/2010 (b) .....................................   18,415,000   20,550,403
     6%, 8/1/2012 (b) .....................................    9,605,000   10,755,007
     Series A, Zero Coupon, 8/15/2005 (b) .................    4,025,000    3,401,849
     Series 1992 A, Zero Coupon, 8/15/2004 (b) ............    4,050,000    3,588,502
     Series 1994 A, Zero Coupon, 8/15/2006 ................    4,010,000    3,228,170
     Unlimited Tax, Series A, Zero Coupon, 8/15/2004 ......    2,050,000    1,816,402
Harris County, TX, Health Facilities:
   Development Corp., Special Facilities Revenue, 6.25%,
     5/15/2009 (b) ........................................    2,965,000    3,305,560
   Texas Medical Center Project:
     6.25%, 5/15/2008 (b) .................................    2,785,000    3,089,902
     Series 1996, 6.25%, 5/15/2010 (b) ....................    3,000,000    3,363,420
Houston, TX, Airport System Revenue:
   Special Facilities, Continental Airlines, Series 1997 B,
     6.125%, 7/15/2027 ....................................    3,100,000    2,795,208
   Subordinate Lien, AMT, Series A, 5.875%, 7/1/2013 (b) ..    6,000,000    6,385,980
Houston TX, Independent School District, Series 1999 A,
   5%, 2/15/2019 ..........................................    5,000,000    4,834,800
Houston, TX, Water and Sewer System Authority:
   Series 1991 C, Zero Coupon, 12/1/2005 (b) ..............   15,000,000   12,529,200
   Series 1991 C, Zero Coupon, 12/1/2007 (b) ..............    3,400,000    2,563,872
   Series 1991 C, Zero Coupon, 12/1/2010 (b) ..............    5,000,000    3,195,050
   Series 1991 C, Zero Coupon, 12/1/2012 (b) ..............    4,350,000    2,456,836
   Series C, Zero Coupon, 12/1/2006 (b) ...................   14,575,000   11,590,186
   Series C, Zero Coupon, 12/1/2008 (b) ...................    8,000,000    5,717,200
   Series C, Zero Coupon, 12/1/2009 (b) ...................   14,750,000    9,971,000


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)  Value ($)
-----------------------------------------------------------------------------------
Hurst Euless Bedford, TX, Independent School District,
   Capital Appreciation Refunding, Series 1994,
   Zero Coupon, 8/15/2009 ...............................    4,925,000    3,374,807
Laredo, TX, Independent School District, 6%, 8/1/2011 ...    2,465,000    2,712,535
Lower Colorado River Authority, Texas Revenue, Capital
   Appreciation, Junior Lien, ETM, Zero Coupon,
   1/1/2013** ...........................................    5,600,000    3,160,472
Lubbock, TX, Health Facilities Development Corp.:
   Methodist Hospital:
     Series B, 5.6%, 12/1/2007 (b) ......................    2,415,000    2,639,305
     Series B, 5.625%, 12/1/2008 (b) ....................    4,400,000    4,827,988
     Series B, 5.625%, 12/1/2009 (b) ....................    4,640,000    5,092,910
Mesquite, TX, Independent School District, General
   Obligation, 5.125%, 8/15/2019 ........................    2,640,000    2,584,745
Montgomery County, TX:
   Capital Appreciation, Prerefunded, Zero Coupon,
     9/1/2003 (b) (c) ...................................      800,000      740,032
   Capital Appreciation, Prerefunded, Zero Coupon,
     9/1/2004 (b) (c) ...................................      795,000      704,354
   Capital Appreciation, Prerefunded, Zero Coupon,
     9/1/2005 (b) (c) ...................................      685,000      579,606
   Capital Appreciation, Zero Coupon, 9/1/2003 (b) ......    2,675,000    2,472,850
   Capital Appreciation, Zero Coupon, 9/1/2004 (b) ......    2,680,000    2,370,621
   Capital Appreciation, Zero Coupon, 9/1/2005 (b) ......    2,790,000    2,353,839
North Texas, Highway Revenue Tolls, Dallas Tollway,
   Series 1997 A, 5%, 1/1/2020 ..........................    2,165,000    2,092,429
Northeast, TX, Hospital Authority, Revenue Refunding,
   Northeast Medical Center, Series 1997, 6%,
   5/15/2010 (b) ........................................    2,180,000    2,401,074
Northside, Texas Independent School District:
   Capital Appreciation Bonds, Series 1991,
     Zero Coupon, 8/15/2010 (b) .........................    3,690,000    2,390,899
   Series 2001, 5.5%, 2/15/2014 .........................    2,685,000    2,813,316
San Antonio, TX, Airport Systems Revenue,
   Series 1991, ETM, 7%, 7/1/2002** .....................    1,695,000    1,769,004
San Antonio, TX, Electric & Gas Revenue:
   Series 1989 A, Zero Coupon, 2/1/2005 .................    9,500,000    8,212,940
   Series 1991 A, Zero Coupon, 2/1/2005 .................   13,000,000   11,238,760
   Series 1991 B, Zero Coupon, 2/1/2009 (b) .............    4,400,000    3,107,060
   Series A, 5.25%, 2/1/2012 ............................    3,000,000    3,106,440
   Series A, Refunding, Zero Coupon, 2/1/2006 (b) .......   17,900,000   14,777,703
State of Texas, General Obligation, Capital Appreciation,
   Prerefunded, Series C, ETM, Zero Coupon,
   4/1/2005** (b) (c) ...................................    7,540,000    6,485,229


    The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)  Value ($)
---------------------------------------------------------------------------------------
Tarrant County, TX, Health Facilities Development Corp.,
   Hospital Refunding Revenue, Fort Worth Osteopathic
   Hospital:
     6%, 5/15/2011 (b) ......................................    4,615,000    5,074,054
     6%, 5/15/2021 (b) ......................................    6,235,000    6,804,754
Texas Municipal Power Agency:
   6.1%, 9/1/2007 (b) .......................................    9,250,000   10,237,623
   6.1%, 9/1/2009 (b) .......................................    4,435,000    5,008,845
   Revenue, Capital Appreciation:
     Refunded, Zero Coupon, 9/1/2017 (b) ....................    6,000,000    2,496,360
     Zero Coupon, 9/1/2016 (b) ..............................   18,675,000    8,273,959
Texas Public Finance Authority, Building Authority, Series B,
   6.25%, 2/1/2008 (b) ......................................    5,190,000    5,785,137
Texas State, College Student Loan, 5%, 8/1/2020 .............    3,560,000    3,348,500
Texas Water Development Board Revenue,
   Series 1999 B, 5.25%, 7/15/2017 ..........................    5,000,000    5,035,900
Travis County, TX, Health Facilities Development Corp.,
   Ascension Health:
     Series 1999 A, 5.75%, 11/15/2011 .......................    3,440,000    3,681,935
     Series 1999 A, 6.25%, 11/15/2016 .......................   13,770,000   14,842,821
     Series 1999 A, Inverse Floating Rate Note, 6.25%,
       11/15/2015*** ........................................    2,780,000    3,010,462
Utah 1.6%
Associated Municipal Power System, UT, Hunter Project,
   Refunding Revenue:
     Zero Coupon, 7/1/2002 (b) ..............................    5,200,000    5,027,464
     Zero Coupon, 7/1/2004 (b) ..............................    5,895,000    5,247,434
     Zero Coupon, 7/1/2005 (b) ..............................    5,900,000    5,010,988
     Zero Coupon, 7/1/2006 (b) ..............................    5,895,000    4,769,880
     Zero Coupon, 7/1/2007 (b) ..............................    3,750,000    2,879,400
Intermountain Power Agency, Revenue Bonds:
   5%, 7/1/2012 (b) .........................................      370,000      370,055
   ETM, 5%, 7/1/2012** (b) ..................................      630,000      630,183
   ETM, Zero Coupon, 7/1/2004** (b) .........................    1,095,000      975,010
   Series A, 6.5%, 7/1/2008 (b) .............................    2,530,000    2,902,416
   Series A, 6.5%, 7/1/2008 (b) .............................    1,470,000    1,665,128
   Series B1, ETM, Zero Coupon, 7/1/2003** (b) ..............      630,000      585,887
   Series B3, Zero Coupon, 7/1/2003 (b) .....................      370,000      343,845
   Zero Coupon, 7/1/2004 (b) ................................      635,000      564,731
Intermountain Power Agency, Utah Power Supply:
   Capital Appreciation, Series 1998 A, Zero Coupon,
     7/1/2002 (b) ...........................................      610,000      589,760
   Series 1998 A, ETM, Zero Coupon, 7/1/2002** (b) ..........    1,045,000    1,010,222


    The accompanying notes are an integral part of the financial statements.

                                                           Principal
                                                           Amount ($)  Value ($)
---------------------------------------------------------------------------------
Provo, UT, Electric System Revenue, ETM, 10.375%,
   9/15/2015** (b) ....................................    1,745,000    2,449,369
Salt Lake City, UT, Hospital Revenue, Intermountain
   Health Care, Series 1992, 6.15%, 2/15/2012 .........    1,500,000    1,656,645
Virgin Islands 0.1%
Virgin Islands Public Finance Authority Revenue:
   Series 1992 A, Prerefunded 10/1/2002, 7.25%,
     10/1/2018 (c) ....................................    2,500,000    2,688,650
   Series 1999 A, 6.5%, 10/1/2024 .....................      600,000      644,070
Virginia 1.4%
Fairfax County, VA, Economic Development Authority
   Revenue, Series 1999 A, 7.25%, 10/1/2019 ...........    2,000,000    2,070,260
Roanoke, VA, Industrial Development Authority, Roanoke
   Memorial Hospital, Series B, 6.125%, 7/1/2017 (b) ..    5,500,000    6,200,810
Southeastern Public Service Authority, VA, Refunding
   Revenue, Series A, 5.25%, 7/1/2010 (b) .............    7,380,000    7,882,283
Virginia Beach, VA, Development Authority, VA Beach
   General Hospital Project, Series 1993, 5.125%,
   2/15/2018 (b) ......................................    3,000,000    3,026,640
Virginia State Public School Authority, Series B, 5%,
   8/1/2017 ...........................................    6,010,000    5,993,112
Winchester County, VA, Industrial Development
   Authority, Hospital Revenue, 5.5%, 1/1/2015 (b) ....    5,700,000    6,085,719
Washington 5.7%
Chelan County, Washington Public Utility,
   Columbia River Rock, Capital Appreciation,
   Series A, Zero Coupon, 6/1/2014 (b) ................   12,685,000    6,458,948
Clark County, WA, Public Utility District, Series 1995,
   6%, 1/1/2008 (b) ...................................    2,200,000    2,438,282
Clark County, WA, School District, General Obligation,
   6.125%, 12/1/2011 (b) ..............................    3,190,000    3,564,921
Clark & Skamania County, Washington School District
   #112-6, 6.5%, 12/1/2013 (b) ........................    4,430,000    5,037,220
King & Snohomish Counties, WA, General Obligation,
   School District #417, 5.6%, 12/1/2010 (b) ..........    1,650,000    1,800,381
Port Seattle, WA, Revenue:
   Series B, 6%, 2/1/2012 (b) .........................    1,765,000    1,937,741
   Series B, 6%, 2/1/2014 (b) .........................    4,000,000    4,389,440
Snohomish County, WA:
   School District #6, 6.5%, 12/1/2007 (b) ............    3,325,000    3,769,220
   School District #15, General Obligation,
     5.75%, 12/1/2011 (b) .............................    3,485,000    3,829,527


    The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)  Value ($)
------------------------------------------------------------------------------------
State of Washington, General Obligation:
   Series AT-5, Zero Coupon, 8/1/2010 (b) ................    2,625,000    1,702,444
   Series 2000 S-5, Zero Coupon, 1/1/2017 (b) ............    4,535,000    1,958,893
Washington Health Care Facilities Authority, Empire
   Health Services-Spokane:
     5.75%, 11/1/2007 (b) ................................    7,350,000    7,991,141
     5.8%, 11/1/2009 (b) .................................    4,595,000    5,021,967
     5.8%, 11/1/2010 (b) .................................    2,100,000    2,298,303
     Series 1993, 5.8%, 11/1/2008 (b) ....................    4,865,000    5,310,148
Washington State Public Power Supply System, Revenue:
   Nuclear Project #1, Series 1990 B, 7.25%, 7/1/2009 (b)    12,350,000   14,280,676
   Nuclear Project #2:
     Series 1990 A, 7.25%, 7/1/2006 ......................    7,000,000    7,986,720
     Series 1991 A, ETM, Zero Coupon, 7/1/2007** (b) .....    4,195,000    3,223,019
     Series 1991 A, Zero Coupon, 7/1/2007 (b) ............    4,375,000    3,351,338
     Series 1992 A, Zero Coupon, 7/1/2011 (b) ............    4,200,000    2,595,684
     Series 1994 A, 6%, 7/1/2007 (b) .....................    7,000,000    7,687,680
   Nuclear Project #3:
     Series 1989 A, Zero Coupon, 7/1/2006 (b) ............    1,380,000    1,114,391
     Series 1989 A, Zero Coupon, 7/1/2010 (b) ............    5,860,000    3,805,367
     Series 1989 B, Zero Coupon, 7/1/2006 (b) ............    5,555,000    4,485,829
     Series 1990 B, Zero Coupon, 7/1/2002 (b) ............   11,925,000   11,524,439
   Revenue Refunding:
     Series A, Zero Coupon, 7/1/2004 (b) .................    3,625,000    3,222,879
     Series A, Zero Coupon, 7/1/2005 (b) .................    4,125,000    3,497,835
     Series A, 5.7%, 7/1/2008 (b) ........................    5,000,000    5,428,100
West Virginia 0.1%
West Virginia State Hospital Finance Authority, 6.75%,
   9/1/2030 ..............................................    3,000,000    3,175,920
Wisconsin 3.1%
Green Bay, WI, Industrial Development Revenue,
   Weyerhaeuser Company Project, Series 1981 A, 9%,
   9/1/2006 ..............................................    1,700,000    1,714,042
Kenosha, WI, General Obligation, Series C, Zero
   Coupon, 6/1/2004 (b) ..................................    3,475,000    3,103,001
Wisconsin State Health & Educational Facilities Authority:
   Aurora Health Care, Inc.:
     Series 1999 A, 5.6%, 2/15/2029 ......................    4,000,000    3,466,560
     Series 1999 B, 5.625%, 2/15/2029 ....................    2,500,000    2,160,125
   Aurora Medical:
     5.75%, 11/15/2006 (b) ...............................    2,000,000    2,168,460
     5.75%, 11/15/2007 (b) ...............................    1,500,000    1,633,245


    The accompanying notes are an integral part of the financial statements.

                                                                    Principal
                                                                    Amount ($)     Value ($)
---------------------------------------------------------------------------------------------
      6%, 11/15/2008 (b) ....................................       4,085,000       4,508,819
      6%, 11/15/2009 (b) ....................................       4,330,000       4,793,743
    Felician Healthcare, Inc., Series B, 6.25%, 1/1/2022 (b)        5,285,000       6,028,124
    SSM Healthcare, Series 1992 AA:
      6.4%, 6/1/2008 (b) ....................................       2,335,000       2,617,185
      6.45%, 6/1/2009 (b) ...................................       2,485,000       2,808,075
      6.45%, 6/1/2010 (b) ...................................       2,650,000       3,016,151
      6.5%, 6/1/2011 (b) ....................................       2,820,000       3,244,410
      6.5%, 6/1/2012 (b) ....................................       3,000,000       3,458,310
    Villa St. Francis, Inc., Series C, 6.25%, 1/1/2022 (b) ..       9,230,000
                                                                                   10,464,328
    Wheaton Franciscan Services:
      6.1%, 8/15/2008 (b) ...................................       4,580,000       5,064,014
      6.1%, 8/15/2009 (b) ...................................       2,000,000       2,221,000
 Wisconsin State, Series D, 5.75%, 5/1/2015 .................       8,445,000       9,013,349
 Wyoming 0.1%
 Wyoming Community Development Authority, Single
    Family Mortgage Revenue, Series 1993 A, 5.85%,
    6/1/2013 ................................................       3,000,000       3,089,880

---------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $2,074,702,577)                     2,278,905,610
---------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,078,102,577) (a)                  2,282,305,610
---------------------------------------------------------------------------------------------

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of May 31, 2001.

(a) The cost for federal income tax purposes was $2,078,399,236. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $203,906,374. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $206,211,621 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,305,247.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) When-issued or forward delivery securities (see Note A in Notes to Financial Statements).

         AMT: Alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost $2,078,102,577) ................   $ 2,282,305,610
Cash .....................................................................           345,108
Receivable for investments sold ..........................................            18,397
Interest receivable ......................................................        31,238,379
Receivable for Fund shares sold ..........................................        14,621,078
Other receivable .........................................................         1,080,000
                                                                             ---------------
Total assets .............................................................     2,329,608,572

Liabilities
--------------------------------------------------------------------------------------------
Payable for investments purchased ........................................         3,602,411
Payable for when-issued and forward delivery securities ..................        36,730,803
Dividends payable ........................................................         2,490,628
Payable for Fund shares redeemed .........................................         1,393,150
Accrued management fee ...................................................           929,486
Other accrued expenses and payables ......................................           315,572
                                                                             ---------------
Total liabilities ........................................................        45,462,050
--------------------------------------------------------------------------------------------
Net assets, at value                                                         $ 2,284,146,522
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments ............................................................       204,203,033
  Other receivable .......................................................         1,080,000
Accumulated net realized gain (loss) .....................................       (46,678,418)
Paid-in capital ..........................................................     2,125,541,907
--------------------------------------------------------------------------------------------
Net assets, at value                                                         $ 2,284,146,522
--------------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($1,470,101,079 /
   164,284,640 outstanding shares of beneficial interest, $.01 par value,    ---------------
   unlimited number of shares authorized) ................................   $          8.95
Class S                                                                      ---------------
NetAsset Value, offering and redemption price per share ($814,045,443 /
   90,959,078 outstanding shares of beneficial interest, $.01 par value,     ---------------
   unlimited number of shares authorized) ................................   $          8.95
                                                                             ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended May 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 111,310,921
                                                                   -------------
Expenses:
Management fee .................................................       9,745,646
Administrative fee .............................................       2,656,542
Services to shareholders .......................................         135,287
Custodian and accounting fees ..................................          68,278
Auditing .......................................................          20,500
Trustees' fees and expenses ....................................          44,100
Registration fees ..............................................           3,029
Other ..........................................................         182,786
                                                                   -------------
Total expenses, before expense reductions ......................      12,856,168
Expense reductions .............................................         (43,650)
                                                                   -------------
Total expenses, after expense reductions .......................      12,812,518
--------------------------------------------------------------------------------
Net investment income                                                 98,498,403
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments ......................      (2,722,961)
                                                                   -------------
Net unrealized appreciation (depreciation) during the period on:
  Investments ..................................................      88,035,626
  Other receivable .............................................       1,080,000
                                                                   -------------
                                                                      89,115,626
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            86,392,665
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 184,891,068
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Years Ended May 31,
Increase (Decrease) in Net Assets                           2001                2000
----------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $    98,498,403    $    36,359,742
Net realized gain (loss) on investment transactions        (2,722,961)        (3,055,119)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......        89,115,626        (36,829,114)
                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations ................................       184,891,068         (3,524,491)
                                                      ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................       (60,397,210)              --
                                                      ---------------    ---------------
  Class S .........................................       (38,101,193)       (36,359,742)
                                                      ---------------    ---------------
Net realized gains:
  Class AARP ......................................              --                 --
                                                      ---------------    ---------------
  Class S .........................................              --           (2,933,309)
                                                      ---------------    ---------------

Fund share transactions:
Proceeds from shares sold .........................       327,300,576         79,038,469
Net assets of shares issued in tax-free
   reorganizations ................................     1,541,517,511         71,413,890
Reinvestment of distributions .....................        55,546,659         22,444,604
Cost of shares redeemed ...........................      (391,036,882)      (179,054,597)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     1,533,327,864         (6,157,634)
                                                      ---------------    ---------------
Increase (decrease) in net assets .................     1,619,720,529        (48,975,176)
Net assets at beginning of period .................       664,425,993        713,401,169
Net assets at end of period .......................   $ 2,284,146,522    $   664,425,993


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                       2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.69
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                                  .37
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .26
--------------------------------------------------------------------------------
  Total from investment operations                                       .63
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                 (.37)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.95
--------------------------------------------------------------------------------
Total Return (%)                                                        7.35**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 1,470
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .64(b)*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                      4.92*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               11
--------------------------------------------------------------------------------

(a) For the period from July 31, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b) The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .65%.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                   2001(b) 2000(b)  1999(c) 1998(d) 1997(d) 1996(d)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 8.43   $ 8.98  $ 9.18   $ 9.13  $ 8.84  $ 8.94
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income              .44      .46     .19      .45     .46     .45
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       .52    (.51)   (.20)      .10     .34   (.10)
------------------------------------------------------------------------------------
  Total from investment operations   .96    (.05)   (.01)      .55     .80     .35
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income            (.44)    (.46)   (.19)    (.45)   (.46)   (.45)
------------------------------------------------------------------------------------
  Net realized gains on               --    (.04)      --    (.05)   (.05)      --
  investment transactions
------------------------------------------------------------------------------------
  Total distributions              (.44)    (.50)   (.19)    (.50)   (.51)   (.45)
------------------------------------------------------------------------------------
Net asset value, end of period    $ 8.95   $ 8.43  $ 8.98   $ 9.18  $ 9.13  $ 8.84
------------------------------------------------------------------------------------
Total Return (%)                   11.55    (.62)  (.17)**    6.23    9.29    4.15
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         814      664     713      737     728     737
------------------------------------------------------------------------------------
 Ratio of expenses before expense
 reductions (%)                      .65   .66(e)    .64*      .62     .64     .63
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       .65   .65(e)    .64*      .62     .64     .63
------------------------------------------------------------------------------------
Ratio of net investment income (%)  4.96     5.27   4.92*     4.96    5.12    5.20
------------------------------------------------------------------------------------
Portfolio turnover rate (%)           11       47     14*        9      10      12
------------------------------------------------------------------------------------

(a) On July 28, 2000, existing shares of the Fund were redesignated as Class S.

(b)      For the years ended May 31.

(c) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from December 31 to May 31.

(d)      Years ended December 31.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .65% and .64%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On July 28, 2000, existing shares of the Fund were redesignated as Class S. In addition, all of the net assets acquired from the merger with AARP Insured Tax Free General Bond Fund were designated as Class AARP, and all of the net assets acquired from the merger with Scudder Ohio Tax Free Fund were exchanged for Class S shares (see Note G). The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $4,839,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007 ($911,000), May 31, 2008 ($3,647,000) and May 31, 2009 ($281,000), the
respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

In addition, the Fund inherited approximately $3,878,000 of capital losses from its merger (see Note G) with AARP Insured Tax Free General Bond Fund, which may be applied against any realized net taxable capital gains in future years or until May 31, 2008, the expiration date, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

In addition, the Fund inherited approximately $541,000 of capital losses from its merger (see Note G) with Scudder Ohio Tax Free Fund, which may be applied against any realized net taxable capital gains in future years or until May 31, 2007, the expiration date, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

From November 1, 2000 through May 31, 2001, the Fund incurred approximately $8,479,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

At May 31, 2001, other receivable of $1,080,000 (0.04% of net assets) has been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the year ended May 31, 2001, purchases and sales of municipal securities (excluding short-term investments) aggregated $214,651,267 and $370,773,622, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), initiated a restructuring program. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 31, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.55% on the first

$200,000,000 of the Fund's average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly.

Effective July 31, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.49% of the first $2,000,000,000 of the Fund's average daily net assets, 0.465% of the next $1,000,000,000 of such net assets and 0.44% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly.

For the year ended May 31, 2001, the fees pursuant to the Agreement and the Management Agreement amounted to $9,745,646. This was equivalent to an annual effective rate of 0.49% of the Fund's average daily net assets.

Administrative Fee. Effective July 31, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets of each class, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing, and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period from July 31, 2000 through May 31, 2001, the Administrative Fee was as follows:

                                                         Total        Unpaid at
Administrative Fee                                    Aggregated    May 31, 2001
--------------------------------------------------------------------------------
Class AARP .........................................   $1,839,632       $189,295
Class S ............................................      984,220        101,258
                                                       $2,823,852       $290,553

In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $167,275 on Class AARP and $35 on Class S is included in the Administrative Fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to July 31, 2000, the amount charged to the Fund by SSC aggregated $56,852, all of which is paid at May 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 31, 2000, the amount charged to the Fund by SFAC aggregated $22,940, all of which is paid at May 31, 2001.

Effective July 31, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001, Trustees' fees and expenses aggregated $44,100.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2001, the Fund's custodian fees were reduced by $41,363. Prior to July 31, 2000, transfer agent fees were reduced by $2,287.

Effective July 31, 2000, transfer agent credits are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

ZSI initiated a program to reorganize and combine its two funds families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Acquisition of Assets

On July 28, 2000, the Fund acquired all the net assets of AARP Insured Tax Free General Bond Fund and Scudder Ohio Tax Free Fund pursuant to plans of reorganization approved by shareholders on July 10, 2000. The acquisitions were accomplished by a tax-free exchange of 167,859,204 shares of Class AARP shares of the Fund for 81,934,189 shares of AARP Insured Tax Free General Bond Fund and 9,530,645 shares of Class S shares of the

Fund for 6,453,449 shares of Scudder Ohio Tax Free Fund outstanding on July 28, 2000. AARP Insured Tax Free General Bond Fund's net assets at that date ($1,458,696,212), including $91,141,695 of unrealized appreciation and Scudder Ohio Tax Free Fund's net assets at that date ($82,821,299) including $2,517,579 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $683,719,293. The combined net assets of the Fund immediately following the acquisition were $2,225,236,804.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                              Year Ended                        Year Ended
                             May 31, 2001                      May 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ........    5,565,364   $   49,683,069               --   $           --
Class S** ..........   31,024,576      277,617,507        9,355,852       79,038,469
                                    $  327,300,576                    $   79,038,469
Shares issued in tax-free reorganizations
-------------------------------------------------------------------------------------
Class AARP* ........  167,859,204   $1,458,696,212               --   $           --
Class S** ..........    9,530,645       82,821,299        8,189,666       71,413,890
                                    $1,541,517,511                    $   71,413,890
Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ........    3,853,556   $   34,239,154               --   $           --
Class S** ..........    2,406,836       21,307,505        2,609,423       22,444,604
                                    $   55,546,659                    $   22,444,604
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ........ (12,993,484)   $(115,335,042)               --   $           --
Class S** .......... (30,827,545)    (275,701,840)     (20,782,258)    (179,054,597)
                                    $(391,036,882)                    $(179,054,597)
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ........  164,284,640   $1,427,283,393               --   $           --
Class S** ..........   12,134,512      106,044,471        (627,317)      (6,157,634)
                                    $1,533,327,864                    $  (6,157,634)

* For the period July 31, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

** On July 28, 2000, existing shares of the Fund were redesignated as Class S.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

J. Subsequent Event (Unaudited)

On June 8, 2001, the Fund acquired all the net assets of Kemper Municipal Bond Fund and Kemper Ohio Tax-Free Income Fund pursuant to plans of reorganization approved by shareholders on May 24, 2001. The acquisition of Kemper Municipal Bond Fund was accomplished by a tax-free exchange of 274,956,913 Class A shares, 6,926,222 Class B shares and 1,021,277 Class C shares of the Fund, respectively, for 248,280,451 Class A shares, 6,271,177 Class B shares and 920,713 Class C shares of Kemper Municipal Bond Fund, respectively, outstanding on June 8, 2001. The acquisition of Kemper Ohio Tax-Free Income Fund was accomplished by a tax-free exchange of 2,811,999 Class A shares, 1,094,322 Class B shares and 318,679 Class C shares of the Fund, respectively, for 2,479,812 Class A shares, 965,154 Class B shares and 281,161 Class C shares of Kemper Ohio Tax-Free Income Fund, respectively, outstanding on June 8, 2001. Kemper Municipal Bond Fund's net assets at that date ($2,546,182,540), including $150,928,377 of unrealized appreciation and Kemper Ohio Tax-Free Income Fund's net assets at that date ($38,025,622), including $1,764,050 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisitions were $2,286,479,077. The combined net assets of the Fund immediately following the acquisitions were $4,870,687,239.

Report of Independent Accountants

                     To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder Managed Municipal Bonds:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds (the "Fund") at May 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                     Boston, Massachusetts            PricewaterhouseCoopers LLP
                     July 20, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     Of the dividends paid from net investment income for the taxable year ended May 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

                     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.



Officers and Trustees
--------------------------------------------------------------------------------
 Linda C. Coughlin*                        Philip G. Condon*
   o  President and Trustee                  o  Vice President

 Henry P. Becton, Jr.                      William F. Glavin*
   o  Trustee; President, WGBH               o  Vice President
      Educational Foundation
                                           Ashton P. Goodfield*
 Dawn-Marie Driscoll                         o  Vice President
   o  Trustee; President,
      Driscoll Associates;                 James E. Masur*
      Executive Fellow, Center               o  Vice President
      for Business Ethics,
      Bentley College                      Howard S. Schneider*
                                             o  Vice President
 Edgar R. Fiedler
   o  Trustee; Senior Fellow and           John Millette*
      Economic Counsellor, The               o  Vice President and
      Conference Board, Inc.                    Secretary

 Keith R. Fox                              Kathryn L. Quirk*
   o  Trustee; General Partner,              o  Vice President and
      The Exeter Group of Funds                 Assistant Secretary

 Jean Gleason Stromberg                    John R. Hebble*
   o  Trustee; Consultant                    o  Treasurer

 Jean C. Tempel                            Brenda Lyons*
   o  Trustee; Managing                      o  Assistant Treasurer
      Director, First Light
      Capital, LLC                         Caroline Pearson*
                                             o  Assistant Secretary
 Steven Zaleznick
   o  Trustee; President and               *Zurich Scudder Investments, Inc.
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments